EXHIBIT 10.2

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In this document, “[***]” indicates that certain confidential information has been redacted from this document because it is both (i) not material to investors and (ii) likely to cause competitive harm to the Company if publicly disclosed.

BAW SENSOR SUPPLY AGREEMENT

Between

QORVO BIOTECHNOLOGIES, LLC;

ZOMEDICA CORP.

and

ZOMEDICA INC.

dated as of January 17, 2023

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BAW SENSOR SUPPLY AGREEMENT

This BAW Sensor Supply Agreement (this “Agreement”), dated as of January 17, 2023 (the “Effective Date”) is entered into by and among Qorvo Biotechnologies, LLC having its principal place of business at 14505 21st Ave. N., Suite 212, Plymouth, MN 55447 (“Qorvo”), Zomedica Inc., having its principal place of business at 100 Phoenix Drive, Suite 190, Ann Arbor, MI 48108 (“Zomedica”) and, solely for the purposes of Section 12.5, Zomedica Corp., having its principal place of business at 100 Phoenix Drive, Suite 190, Ann Arbor, MI 48108 (“Zomedica Corp.”).  Each of Qorvo and Zomedica may hereafter be referred to as a “Party” or collectively as the “Parties.”

BACKGROUND

WHEREAS, Qorvo has designed and owns proprietary diagnostic technology for performing assays;

WHEREAS, Zomedica is a veterinary diagnostic and veterinary pharmaceutical company in the business of providing solutions to assist veterinarians in improving worldwide companion animal health;

WHEREAS, Qorvo and Zomedica Corp. previously entered into that certain Development and Supply Agreement dated November 26, 2018 (the “Development and Supply Agreement”) (a) to engage in a collaborative effort to develop assays specified by Zomedica Corp. for use with Qorvo-designed diagnostic instruments and cartridges to perform such assays and (b) for Zomedica Corp. to purchase and Qorvo to supply to Zomedica Corp. Qorvo-designed diagnostic instruments and cartridges for Zomedica Corp. to distribute for worldwide use in the veterinary market;

WHEREAS, Zomedica Corp. assigned the Development and Supply Agreement to Zomedica effective as of December 21, 2022;

WHEREAS, the Parties are simultaneously herewith entering into that certain (a) Development and Manufacturing License Agreement (the “License Agreement”), pursuant to which the Parties will terminate the Development and Supply Agreement and Qorvo will grant to Zomedica, and Zomedica will accept, a license under certain of Qorvo’s Intellectual Property Rights to use, develop, manufacture, have manufactured, offer for sale, sell and import Products in the Field in the Territory, in each case in accordance with the terms and conditions set forth therein and (b) Transition and Support Agreement (the “Transition and Support Agreement”), pursuant to which Qorvo will support the transition of Cartridge and Instrument manufacturing and Assay and Software development to Zomedica; and

WHEREAS, in connection with the foregoing, Qorvo desires to supply to Zomedica, and Zomedica desires to purchase from Qorvo, BAW Sensors for use in Products, subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

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AGREEMENT

1. Definitions

Unless otherwise specifically provided in this Agreement, the following terms have the following meanings:

1.1. “Action” has the meaning given to it in Section12.7.

1.2. “Affiliate” means any Person, whether now or in the future, (a) that is directly or indirectly owned or controlled by a Party through the ownership by the Party of more than fifty percent (50%) of the voting stock or securities representing the right of such entity for the election of directors or other managing authority, (b) that directly or indirectly owns or controls a Party through the ownership by such entity of more than fifty percent (50%) of the voting stock or securities representing the right of the Party for the election of directors or other managing authority (“Parent Company”), or (c) that Parent Company directly or indirectly owns or controls through the ownership by the Parent Company of more than fifty percent (50%) of the voting stock or securities representing the right of such entity for the election of directors or other managing authority.

1.3. “Agreement” has the meaning given to it in the Preamble.

1.4. “Applicable Law” means any applicable federal, state, provincial, local, municipal, foreign or other law, statute, legislation, principle of common law, ordinance, code, rule, regulation, or other pronouncement issued, enacted, adopted, passed, approved, promulgated, made, implemented, or otherwise put into effect by or under the authority of any Governmental Authority.

1.5. “Applicable Payor” has the meaning given to it in Section6.4.

1.6. “Assay” means [***].

1.7. “BAW Sensor” means [***].

1.8. “BAW Sensor IP” means [***].

1.9. “Business Day” means any day other than a Saturday or Sunday that is not a national holiday in the United States.

1.10. “Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on March 31, 2023 and the last Calendar Quarter shall end on the last day of the Term.

1.11. “Cartridge” means [***].

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1.12. “Change of Control” of a Person means (a) the sale, lease, exchange, transfer, conveyance or other disposition, in one or a series of related transactions, of more than 50% of the assets of such Person and its subsidiaries, taken as a whole, (b) the acquisition by any individual, entity or “group” (within the meaning of Section 13 of the Securities Exchange Act of 1934 (the “Exchange Act”)) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of the voting power of the outstanding voting stock or voting equity interests of such Person, (c) a transaction or series of transactions (including by way of merger, consolidation, reorganization, exchange, issuance or sale of stock or equity interests or otherwise)(each, a “Specified Transaction”) the result of which is that the individuals or entities who were the beneficial owners of the voting stock or voting equity interests of such Person immediately prior to such Specified Transaction cease to beneficially own immediately after consummation of such Specified Transaction more than 50% of the voting power of the outstanding voting stock or voting equity interests of such Person or (d) an acquisition of another company or business or the assets and liabilities of a company or business if the individuals and entities who were the beneficial owners of such Person immediately prior to such acquisition would cease to own more than 50% of the voting power of the outstanding voting stock or voting equity interests of such Person after such acquisition.

1.13. “Claiming Party” has the meaning given to it in Section9.5.4.

1.14. “Confidential Information” has the meaning given to it in Section7.1.

1.15. “Developed Cartridge” means [***].

1.16. “Development and Supply Agreement” has the meaning given to it in the Recitals.

1.17. “Discloser” has the meaning given to it in Section7.1.

1.18. “Discontinuance” has the meaning given to it in Section4.2.

1.19. “Effective Date” has the meaning given to it in the Preamble.

1.20. “Exchange Act” has the meaning given to it in Section1.12.

1.21. [***].

1.22. “FDA” means the United States Food and Drug Administration.

1.23. “Field” means the practice of veterinary medicine for the health and wellbeing of any non-human animal (both domesticated and wild). For the avoidance of doubt, the Field excludes any and all human uses and applications.

1.24. “Forecast” has the meaning given to it in Section2.3.

1.25. “Governmental Authority” means any arbitrator, court, judicial, legislative, administrative or Regulatory Authority, commission, department, board, bureau, or body or other government authority or instrumentality or any Person exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, whether foreign or domestic, whether federal, state, provincial, municipal, or other.

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1.26. “Indemnified Party” has the meaning given to it in Section9.4.

1.27. “Indemnifying Party” has the meaning given to it in Section9.4.

1.28. “Instrument” means [***].

1.29. “Intellectual Property Rights” and “Intellectual Property” means any and all intellectual property rights, including any and all rights in (a) U.S. and foreign utility or design patents, patent applications, and utility models; (b) patents issuing on the patent applications described in clause (a); (c) continuations, continuations-in-part, divisions, reissues, reexaminations, or extensions of the patents or applications described in clauses (a)-(b); (d) discoveries, inventions, developments, trade secrets, know-how, techniques, methodologies, modifications, innovations, improvements, designs and design concepts, technical information, expertise, processes, specifications, formulas, procedures, protocols, and data, results and other information; (e) works of authorship, whether or not protectable by copyright, all copyrights to such works, including all copyright registrations and applications and all renewals and extensions thereof; (f) rights in industrial designs, and (g) trademarks, service marks, registrations and applications for trademarks and service marks, trade names, logos, designs, brand names, trade dress and slogans and the goodwill related thereto (collectively, “Trademarks”).

1.30. “License Agreement” has the meaning given to it in the Recitals.

1.31. “Losses” has the meaning given to it in Section9.1.

1.32. “Minimum Purchase Requirements” has the meaning given to it in Section2.3.

1.33. “NDA” means the Mutual Non Disclosure Agreement between the Parties dated as of [***], as amended from time to time.

1.34. “Non-Income Taxes” has the meaning given to it in Section6.4.

1.35. “Notice of Discontinuance” has the meaning given to it in Section4.2.

1.36. “Parent Company” has the meaning given to it in Section1.2.

1.37. “Party” or “Parties” has the meaning given to it in the Preamble.

1.38. “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.39. “Price(s)” has the meaning given to it in Section6.1.

1.40. “Product” means any or all of the Instruments, Cartridges, Software and Assays.

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1.41. “Purchase Order” means, with respect to any BAW Sensor, a written purchase order with a unique number issued by Zomedica for the quantities of such BAW Sensor Zomedica commits to purchase from Qorvo under this Agreement. Each Purchase Order shall include Zomedica’s requested delivery date(s), which delivery date(s) shall be subject to Qorvo’s written approval pursuant to Section2.4.

1.42. “Qorvo” has the meaning given to it in the Preamble.

1.43. “Qorvo Indemnified Parties” has the meaning given to it in Section9.2.

1.44. “Recipient” has the meaning given to it in Section7.1.

1.45. “Regulatory Authority” means any supra-national, regional, national, state, or local regulatory agency or authority, including the FDA, that has authority to grant registrations, authorizations and approvals necessary for the commercial manufacture, distribution, marketing, promotion, sale, use, importation, or exportation of any Product in any country in the Territory, including any foreign agency or authority that performs the same or equivalent function as the FDA in the United States with respect to the Products.

1.46. “Shortfall BAW Sensor Amount” has the meaning given to it in Section2.5.

1.47. “Software” means [***].

1.48. “Specifications” means the functional, technical, and packing specifications for the BAW Sensors as determined by Qorvo from time to time.

1.49. “Specified Transaction” has the meaning given to it in Section1.12.

1.50. “Supply Failure” has the meaning given to it in Section2.6.

1.51. “Technology License” has the meaning given to it in the License Agreement.

1.52. “Term” has the meaning given to it in Section10.1.

1.53. “Territory” means worldwide.

1.54. “Third Party” means any Person other than the Parties or their Affiliates.

1.55. “Third-Party Claims” has the meaning given to it in Section9.1.

1.56. “Trademarks” has the meaning given to it in Section1.29.

1.57. “Transition and Support Agreement” has the meaning given to it in the Recitals.

1.58. “Zomedica” has the meaning given to it in the Preamble.

1.59. “Zomedica Corp.” has the meaning given to it in the Preamble.

1.60. “Zomedica Guaranteed Obligations” has the meaning given to it in Section12.5.

1.61. “Zomedica Indemnified Parties” has the meaning given to it in Section9.1.

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2. Manufacturing and Supply of Baw Sensors

2.1. Supply of BAW Sensors.

2.1.1. During the Term, Qorvo will manufacture and supply (or will have manufactured and supplied) to Zomedica BAW Sensors upon the terms and conditions set forth in this Agreement. The BAW Sensors will conform to the Specifications.

2.1.2. In the event that Qorvo makes a modification to the Specifications after the Effective Date and discontinues its production of BAW Sensors conforming to the Specifications in existence as of the Effective Date, Qorvo shall use commercially reasonable efforts to provide Zomedica with at least [***] days prior written notice of such modification. Within [***] days following its receipt of such notice, Zomedica shall provide written notice to Qorvo of its acceptance or rejection of such modification. If Zomedica wishes to purchase an additional supply of BAW Sensors conforming to the Specifications in existence as of the Effective Date, Qorvo shall use commercially reasonable efforts to make available to Zomedica for purchase at least [***]; provided that Zomedica must provide written notice of such [***] simultaneously with its acceptance or rejection of the modification. Further, in the event that Zomedica rejects such modification, Zomedica shall not be obligated under either the Forecast or under Section 2.5 to purchase any BAW Sensors with modified Specifications.

2.2. Restrictions on Use of BAW Sensors. Notwithstanding anything in this Agreement to the contrary, Zomedica shall not, and Zomedica shall not cause or permit any other Person to, use any BAW Sensors except solely in connection with developing, manufacturing and commercializing Products in the Field during the Term and in accordance with the terms and conditions of the License Agreement. Zomedica shall not, and Zomedica shall not cause or permit any other Person to, use any BAW Sensors for any other purpose, including any sale or offer for sale of any BAW Sensor on a standalone basis. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, Qorvo does not grant any license or other right, title or interest in, to or under any Intellectual Property Rights to Zomedica under this Agreement, whether by implication, estoppel, or otherwise, and, without limiting the generality of the foregoing, Qorvo does not grant Zomedica or any of its Affiliates any right, title or interest in, to or under any BAW Sensor IP or, except as expressly provided herein, otherwise with respect to any BAW Sensors, and all such right, title and interest is expressly retained and reserved by Qorvo on behalf of itself and its Affiliates.

2.3. Forecasts. Zomedica shall submit to Qorvo a binding rolling [***] forecast (the “Forecast”) setting forth Zomedica’s anticipated orders for BAW Sensors on a monthly basis. The initial Forecast must be provided at least [***] months before the earliest delivery date as requested by Zomedica pursuant to Section2.4. The Forecast for each Calendar Quarter shall include at least [***] (the “Minimum Purchase Requirements”). The Forecast shall be updated on or before the first day of each following Calendar Quarter during the Term.

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2.4. Purchase Orders. Qorvo shall supply to Zomedica the quantities of each BAW Sensor ordered by Zomedica pursuant to one or more Purchase Orders. Zomedica shall submit [***] such Purchase Order to Qorvo per [***]. Each Purchase Order shall specify a quantity of each BAW Sensor within [***] and [***] of the quantities specified for the corresponding [***] in the Forecast and shall be in accordance with and no less than the Minimum Purchase Requirements. Zomedica shall provide each Purchase Order to Qorvo at least [***] calendar days prior to the requested delivery date(s) specified by Zomedica therein, in each case, by electronic transfer to such email address designated by Qorvo. Each Purchase Order shall specify: (a) the Purchase Order number; (b) the type and quantities of each BAW Sensor to be purchased by, and supplied to, Zomedica; (c) Zomedica’s requested delivery date(s), which delivery date(s) shall be subject to Qorvo’s written approval, and shipping instructions with respect thereto; (d) the facility to which the BAW Sensors set forth in such Purchase Order are to be shipped; (e) Zomedica’s billing address for Qorvo’s invoice; (f) the applicable Price for each BAW Sensor; and (g) any other information necessary to ensure the timely production and delivery of each BAW Sensor. Qorvo shall confirm to Zomedica all Purchase Orders that are properly submitted (i.e., with no omissions or errors), including quantities, pricing, and requested delivery date(s), within [***] calendar days after receipt. Any Purchase Orders not expressly rejected by Qorvo shall be deemed to have been accepted. Notwithstanding anything in this Agreement or any Purchase Order to the contrary, the supply, purchase and sale of each BAW Sensor shall be governed solely by this Agreement and any additional or contrary terms or provisions contained in any Purchase Order or similar form or invoice or acknowledgment shall be void and have no force or effect.

2.5. Take or Pay. Subject to Section2.1.2, but otherwise notwithstanding anything to the contrary in this Agreement, with respect to each Calendar Year until the end of the Term, if Zomedica purchases a quantity of BAW Sensors in such Calendar Year that is less than the Minimum Purchase Requirements for such Calendar Year, then, within [***] days after the end of such Calendar Year, Zomedica shall:

(a) purchase and take delivery of the quantity of BAW Sensors required to satisfy the Minimum Purchase Requirements for such Calendar Year (such quantity of BAW Sensors, the “Shortfall BAW Sensor Amount”), or

(b) promptly pay to Qorvo an amount equal to [***].

Notwithstanding the foregoing, in the event that Qorvo rejects or fails to accept a properly submitted Purchase Order that conforms with the terms and conditions of this Agreement, or fails to deliver Products ordered pursuant to such a Purchase Order for any reason, including due to a force majeure event, the Shortfall BAW Sensor Amount shall be reduced by the number of BAW Sensors on such Purchase Order not delivered by Qorvo; provided that in the case of a failure to deliver due to any force majeure event, once any such force majeure event is no longer in effect, the obligations set forth above in this Section2.5 shall continue to apply for the periods following the force majeure event and, provided, further, that, without limiting Section2.6, any late-delivered BAW Sensors shall not reduce the Shortfall BAW Sensor Amount.

For the avoidance of doubt, nothing in this Section2.5 shall be construed as limiting any remedies of Qorvo in connection with any failure by Zomedica to pay Qorvo for any BAW Sensors that are subject to a Forecast or Purchase Order but not included in any Shortfall BAW Sensor Amount. All payments made pursuant to this Section2.5 are subject to and will be made in accordance with Sections6.3, 6.4 and 6.6. Any payments under this Section2.5 that are not made on or before the applicable due date will bear interest in accordance with Section6.5.

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2.6. Supply Failure. If within any [***] period (calculated on a rolling basis), Qorvo supplies (or has supplied) less than [***] of the quantities of any BAW Sensors ordered by Zomedica in accordance with Section2.4 with respect to such [***] period by the applicable delivery dates approved in writing by Qorvo pursuant to Section2.4 for such BAW Sensors (“Supply Failure”), then Zomedica shall provide Qorvo with written notice of such Supply Failure, then the Price for such late-delivered BAW Sensors that are the subject of such Supply Failure will be reduced by [***].

2.7. Exclusivity. Solely during the period commencing on the Effective Date and continuing until the earlier of such time as (a) the Technology License is no longer exclusive pursuant to Section 4.2 of the License Agreement or (b) any termination of this Agreement pursuant to Section10.3, Qorvo shall not supply any BAW Sensors to any Third Parties specializing in veterinary medicine to make, use or sell diagnostic instruments, Assays or Cartridges in the Field.

2.8. [***].

3. Shipping and Delivery

3.1. Shipping and Delivery. Zomedica will be responsible for coordinating all aspects of shipping. Shipments will be made Ex Works (Incoterms 2020), and the quantities of each BAW Sensor set forth in a particular Purchase Order shall be delivered in accordance with the terms of the Purchase Order. Title and risk of loss for the BAW Sensors supplied under this Agreement will transfer to Zomedica when the carrier loads the BAW Sensors for shipment at the facilities of Qorvo or the applicable Qorvo subcontractor. All costs and expenses of shipping shall be borne by Zomedica.

3.2. Shipment Frequency. The Parties hereby agree that shipping of BAW Sensors will occur in accordance with the terms of the applicable Purchase Order, to be mutually agreed by the Parties.

4. Circumstances Affecting Supply

4.1. Notification. Each Party will promptly notify the other Party of any circumstances that it believes may be of importance as to Qorvo’s ability to fulfill the Forecast or a Purchase Order in a timely manner.

4.2. BAW Sensor Discontinuance. Qorvo shall use best efforts to provide notice to Zomedica at least [***] months in advance of any discontinuance by Qorvo of any BAW Sensor during the Term (a “Discontinuance” and such notice, a “Notice of Discontinuance”). Within [***] days after Zomedica’s receipt of such notice, Zomedica may, in its sole discretion, submit a single Purchase Order for any such discontinued BAW Sensor, which may be delivered in one or more shipments as set forth in such Purchase Order; provided that the timing of the delivery of such BAW Sensors will be subject to Qorvo’s capacity constraints and availability of supply. For the avoidance of doubt, Qorvo may discontinue any BAW Sensor in its sole discretion subject to Qorvo’s obligations under this Section4.2.

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4.3. Alternative Supply Source. Upon any Discontinuance, Qorvo shall use reasonable efforts to cooperate with Zomedica to identify an alternative supply source for such BAW Sensor; provided that, Qorvo shall have sole discretion to determine whether to grant any license or other rights to any such alternative supply source to manufacture any BAW Sensor technology.

5. Recalls; Regulatory Actions

5.1. Zomedica will maintain inventory and sales records with respect to the BAW Sensors purchased under this Agreement in sufficient detail to enable Zomedica to conduct an effective recall of any Products containing the BAW Sensors. If Qorvo becomes aware of a failure or defect in the BAW Sensors supplied under this Agreement, Qorvo shall notify Zomedica. If Zomedica reasonably determines that a recall is required or otherwise necessary or appropriate as a result of the failure or defect of the BAW Sensors, then Zomedica will be responsible for handling and conducting the recall of the applicable Products containing the BAW Sensors and will be responsible for all associated costs; provided that Zomedica will consult with Qorvo, or any applicable Third-Party supplier specified by Qorvo, regarding the decision to implement a recall of any such Products and, if Zomedica decides not to conduct a recall with respect to any such Products that Qorvo believes in good faith should be recalled, then Qorvo will have the right to initiate a recall for such Products or BAW Sensors in such Products. In the event of a recall of any BAW Sensors supplied under this Agreement initiated by Qorvo, [***].

5.2. If either Party receives a warning letter, notice of violation, inspection or audit request or other notice or communication from a Regulatory Authority, in each case, relating to the BAW Sensors supplied under this Agreement or facilities where such BAW Sensor are manufactured, then such Party will notify the other Party no later than five (5) Business Days following receipt thereof.

5.3. In the event of any conflict between the terms of this Article5 and the terms of the License Agreement, the terms of this Agreement will control.

6. Consideration

6.1. Price. Zomedica will pay to Qorvo the following prices (the “Price(s)”) for each BAW Sensor supplied by Qorvo to Zomedica pursuant to Section 2.1.

BAW Sensor	Price
[***] unit	[***]
[***] unit	[***]

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6.2. Invoices. Qorvo will invoice Zomedica for the amount of each BAW Sensor supplied to Zomedica pursuant to Section2.1 and all associated shipping costs upon shipment to Zomedica. All invoices will specify, as appropriate, the quantity of BAW Sensors delivered and such other information as the Parties may agree upon from time to time. Zomedica will pay all invoiced amounts within [***] days after receiving the applicable invoice. If Zomedica disputes the validity of an invoice, it shall notify Qorvo in writing of such dispute within [***] days of receipt of such invoice, [***]; provided that if [***], Zomedica shall be required to pay such invoice, without limiting Zomedica’s rights under Section12.7. All payments made pursuant to this Section6.2 are subject to and will be made in accordance with Sections6.3, 6.4 and6.6. Any payments under this Section6.2 that are not made on or before the applicable due date will bear interest in accordance with Section6.5.

6.3. No Set-Off. Zomedica shall pay the full amounts incurred by Zomedica pursuant to Section6.1 and shall not set-off, counterclaim or otherwise withhold any amount owed to Qorvo under this Agreement on account of any obligation owed by Qorvo to Zomedica that has not been finally adjudicated, settled or otherwise agreed upon by the Parties in writing.

6.4. Taxes and Withholding. Zomedica shall be responsible for and shall pay any and all excise, sales, use, value-added, goods and services, transfer, stamp, documentary, filing, recordation and other similar taxes, in each case, imposed or payable with respect to, or assessed as a result of payments, pursuant to this Agreement (collectively, “Non-Income Taxes”). The Party required to account for such Non-Income Tax shall provide to the other Party appropriate tax invoices and, if applicable, evidence of the remittance of the amount of such Non-Income Tax to the relevant Governmental Authority. The Parties shall use commercially reasonable efforts to minimize Non-Income Taxes and obtain any refund, return, rebate or the like of any Non-Income Tax, including by filing any necessary exemption or other similar forms, certificates or other similar documents, in each case, to the extent legally permissible, including, to the extent possible, by using local country service providers or invoicing. If Zomedica, Zomedica Corp., or, pursuant to Section12.3, any Affiliate or subcontractor to which Zomedica delegates payment responsibility (such payor, the “Applicable Payor”) is required under Applicable Law to deduct or withhold any amount for or on account of taxes from any payment made by the Applicable Payor under this Agreement, the Applicable Payor shall pay such additional amounts to Qorvo as may be necessary so that the net amount received by Qorvo after such deduction or withholding (including any deduction or withholding in respect of such additional amounts and excluding, for the avoidance of doubt, any tax payable by Qorvo by reference to Qorvo’s net income) is equal to the full amount Qorvo would have received pursuant to this Agreement if no such deduction or withholding had been made.

6.5. Late Payments. Except for any payments that are disputed by Zomedica in good faith, any payments due under this Agreement that are not made on or before the applicable due date will bear interest at the lower of (a) the maximum rate permitted by Applicable Law and (b) the rate of [***] percentage points per annum above the base interest rate of the Federal Reserve System of the United States on the payment due date or, if unavailable, on the latest date prior to the payment due date on which such rate is available, calculated on a daily basis on the actual number of days elapsed from the payment due date to the date of actual payment.

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6.6. Payments. All payments due under this Agreement will be paid in U.S. Dollars by a U.S. entity to a U.S. entity without deduction or exchange, collection, or other charges and by check, ACH, electronic funds transfer, or wire transfer of immediately available funds into an account designated by Qorvo in writing. Except as expressly set forth in this Agreement, all payments made under this Agreement will be non-refundable and non-creditable against any other payments due hereunder. When conversion of payments from any currency other than U.S. Dollars is required, such conversion shall be at the exchange rate published by The Wall Street Journal (U.S. edition) on the last day of the Calendar Quarter in which the applicable sales were made.

7. Confidentiality

7.1. Confidential Information. As used in this Agreement, the term “Confidential Information” means any information, data, or know-how, including, without limitation, ideas, inventions, algorithms, concepts, trade secrets, technical know-how, product specifications, schematics, technical drawings, systems, forecasts, strategies, plans, processes, procedures, techniques, methods, designs, customer and vendor information, prospect information, finances of a Party and any other information that a Party or any of its Affiliates (a “Discloser”) discloses or has disclosed to the other Party or any of its Affiliates (a “Recipient”) in tangible or non-tangible form and is identified as confidential at the time of disclosure or the like, or may be reasonably inferred to be confidential or proprietary by the nature of the content and context of the disclosure, including all information disclosed prior to the Effective Date pursuant to the NDA or the Development and Supply Agreement. Notwithstanding the foregoing, Confidential Information will not include information, technical data or know-how which (a) at the time of disclosure, is available to the general public, (b) at a later date, becomes available to the general public through no fault of Recipient and then only after such later date, (c) is received by Recipient at any time from a Third Party without breach of a non-disclosure or confidentiality obligation to Discloser or (d) as shown by proper documentation, is known to Recipient at the time of disclosure, or independently developed by Recipient without the use or disclosure of Confidential Information of Discloser, other than information related to any specification, sample, prototype, design concepts, manufacturing techniques, medical protocol, medical procedure, and business strategies disclosed by Discloser, which will be at all times considered Confidential Information. Notwithstanding the foregoing, any information related to any specification, sample, prototype, design concepts, manufacturing techniques, medical protocol, medical procedure, and business strategies disclosed by Discloser will be considered Confidential Information. Information will not be deemed to be available to the general public for the purposes of the above exclusions from the definition of Confidential Information (i) merely because it is embraced by more general information in the prior possession of Recipient or of others, or (ii) merely because it is expressed in public literature in general terms not specifically in accordance with Confidential Information. All BAW Sensor IP is the Confidential Information of Qorvo. The terms of this Agreement are the Confidential Information of both Parties.

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7.2. Non-Disclosure and Non-Use. The Parties agree that it is imperative for each of them that Confidential Information remain confidential. Accordingly, in order to maintain the confidentiality of the Confidential Information, and in consideration of the Discloser making it available to the Recipient, the Parties hereby further agree that during the Term of this Agreement and for a period of [***] years thereafter (or, with respect to trade secrets included in such Confidential Information, for so long as such trade secrets are maintained as trade secrets under Applicable Law) as follows: (a) not to disclose or otherwise reveal, without the Discloser’s prior written consent, any portion of the Confidential Information or any notes, extracts, summaries or other materials derived in any way from the inspection or evaluation thereof by the Recipient, except to its employees, directors, officers, Affiliates, agents, independent contractors and representatives that have a need to know such Confidential Information in order to exercise that Party’s rights and perform its obligations under this Agreement and who agrees in writing to be bound by the terms of this Agreement or an agreement with terms no less protective of the Discloser’s Confidential Information than this Agreement; (b) not to use the Confidential Information for personal gain or to advance or support its business ventures or the business ventures of Third Parties, other than to exercise rights or perform obligations under this Agreement and for no other purpose; (c) to protect the Discloser’s Confidential Information as it protects its own Confidential Information of a similar nature, but in any case will use no less care than reasonable care; and (d) the Recipient will not include the Discloser’s Confidential Information in any application for patent or utility model or design protection in any country filed by or on behalf of the Recipient. Upon discovery of an unauthorized disclosure, the Recipient will endeavor to prevent further disclosure or use and will notify the Discloser immediately. Except as otherwise expressly set forth herein, neither Party will have any liability resulting from use of the Confidential Information by the other.

7.3. Permissive Disclosure. Notwithstanding any other terms or conditions of this Agreement, the Recipient may disclose Confidential Information to satisfy a legal demand by a court of competent jurisdiction, or as necessary in regulatory proceedings, provided that the Recipient first advises the Discloser prior to the disclosure, unless such notice is prohibited by Applicable Law, so that the Discloser may seek appropriate relief from the court order or regulatory body, and, provided further, that the Recipient will disclose only that portion of the Confidential Information which is legally required to be disclosed and request confidential treatment of the Confidential Information by the court or regulatory body. In addition, nothing in this Agreement will prohibit a Party from making such disclosures to the extent required under applicable federal or state securities laws or any rule or regulation of any nationally recognized securities exchange. In such event, however, the disclosing Party will use good faith efforts to notify and consult with the other Party prior to such disclosure and, where applicable, will diligently seek confidential treatment to the extent such treatment is available under applicable securities laws.

7.4. Reproduction. The Recipient will not copy or reproduce the Confidential Information provided or made available by the Discloser without the Discloser’s prior written permission, except for such copies as may reasonably be required to exercise rights or perform obligations under this Agreement.

7.5. Publicity. Except as required by Applicable Law or as necessary to enforce their respective rights under this Agreement, or disclosure to a Party’s legal or financial advisors or as permitted under Section7.3, and except as otherwise agreed to by the Parties in writing, the Parties will keep the terms of this Agreement confidential. The Parties acknowledge and agree that each Party is a publicly traded company and is required to make certain disclosures, including disclosures of material events, and agree that nothing in this Agreement will prohibit any Party from making such disclosures to the extent required under applicable federal or state securities laws or any rule or regulation of any nationally recognized securities exchange. In such event, however, the disclosing Party will use good faith efforts to notify and consult with the other Party prior to such disclosure and, where applicable, will diligently seek confidential treatment to the extent such treatment is available under applicable securities laws. Each Party agrees that it may issue a press or news release, or make any similar public statements related to this Agreement, only if accurate at the time of issuance, otherwise in compliance with Applicable Law, and subject to the prior review and written approval of the other Party, not to be unreasonably withheld. Any such approved release, publicity or announcement made previously in accordance with this Section7.5 may be re-issued; provided that the information contained therein remains accurate at the time of re-issue.

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8. Representations and Warranties; Covenants

8.1. Authorization; Enforceability. Each Party represents and warrants to the other that (a) it has the power and authority to enter into this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby; (b) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action (corporate, limited liability company or otherwise); and (c) this Agreement constitutes a valid and binding obligation enforceable against such Party in accordance with its terms.

8.2. No Conflicts. Each Party represents and warrants to the other that the execution, delivery and performance of this Agreement by it and the consummation of the transactions contemplated hereby do not and will not (a) violate or conflict with its constitutive corporate documents, (b) violate any Applicable Law, or (c) result in any breach of, default under, or conflict with, any of the terms, conditions or provisions of any agreement, instrument, license, permit, or other obligation to which it is a party or by which it is bound.

8.3. Intellectual Property. Qorvo represents and warrants to Zomedica that:

8.3.1. [***].

8.3.2. [***].

8.4. Product Warranty. Qorvo represents and warrants that the BAW Sensors supplied by Qorvo to Zomedica under this Agreement will [***].

8.5. Remedies. Notwithstanding anything to the contrary herein, without limiting Zomedica’s remedies under Section9.1, the remedies set forth under Section2.6, this Section8.5 and Section10.4 will be the sole and exclusive remedies of Zomedica with respect to any defect, supply failure or supply delay with respect to any BAW Sensor under this Agreement. If Zomedica believes any BAW Sensor(s) supplied under this Agreement do not meet the warranty set forth in Section8.4, Zomedica may provide Qorvo with notice of such noncompliance. Qorvo shall have [***] days after receipt of such notice to inspect the BAW Sensor(s). If Qorvo either finds that the BAW Sensor(s) do not conform to the warranty set forth in Section8.4 or fails to respond within such [***] period, Zomedica may, at Zomedica’s option, [***]. If Qorvo provides written notice to Zomedica before the end of the [***] notice period that it disputes Zomedica’s finding of noncompliance, then [***]. Without limiting Zomedica’s remedies under Section9.1, in no event will Qorvo be liable for any expenses incurred by Zomedica, directly or indirectly, relating to any defect in any BAW Sensor, including [***]. As between Zomedica and Qorvo, all warranty claims of Zomedica arising from a defect in a BAW Sensor will, to the extent permitted by Applicable Law, be time-barred after expiration of [***] years after Zomedica’s receipt of such BAW Sensor.

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8.6. Restrictions. Zomedica shall not, and shall not cause or permit any other Person to, (a) disassemble, reverse-engineer, reverse-compile, or reverse-assemble any of the BAW Sensors, (b) separate, extract, or isolate any components of any of the BAW Sensors or perform other unauthorized analysis of any of the BAW Sensors, or (c) gain access to or determine the methods of operation of any of the BAW Sensors.

8.7. DISCLAIMER. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE IN SECTIONS8.1-8.4, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED (WHETHER WRITTEN OR ORAL), INCLUDING ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY MATTER WHATSOEVER, INCLUDING THE BAW SENSORS, OR SUCH PARTY’S OBLIGATIONS UNDER THIS AGREEMENT. THE REPRESENTATIONS AND WARRANTIES OF EACH PARTY EXTEND ONLY TO THE OTHER PARTY. NEITHER PARTY WILL BE LIABLE FOR ANY CLAIM OR DEMAND AGAINST SUCH OTHER PARTY BY A THIRD PARTY, EXCEPT TO THE EXTENT PROVIDED IN SECTION9.1, SECTION9.2 AND SECTION9.3.

9. Indemnification; Liability

9.1. Indemnification by Qorvo. Qorvo shall defend, indemnify, and hold Zomedica and its Affiliates and its and their respective officers, directors, employees and agents (collectively, “Zomedica Indemnified Parties”) harmless against any and all Actions brought by a Third Party (“Third-Party Claims”) against any Zomedica Indemnified Party and shall pay all expenses, settlements, awards, fines and costs of defense, including court costs and reasonable attorneys’ fees and expenses (collectively, “Losses”) with respect to any Third-Party Claims, in each case to the extent any such Third-Party Claim arises out of, or relates to (a) the breach by Qorvo of any covenant, representation, or warranty contained in this Agreement, (b) the gross negligence or willful misconduct of any Qorvo Indemnified Party or (c) any violation of Applicable Law by any Qorvo Indemnified Party. Qorvo will have no liability to Zomedica under this Section9.1 to the extent Zomedica is obligated to indemnify Qorvo for any such matter pursuant to Section9.2 of this Agreement.

9.2. Indemnification by Zomedica. Zomedica shall defend, indemnify, and hold Qorvo and its Affiliates and its and their respective officers, directors, employees and agents (collectively, “Qorvo Indemnified Parties”) harmless against any and all Third-Party Claims against any Qorvo Indemnified Party and shall pay all Losses with respect to any Third-Party Claims, in each case to the extent any such Third-Party Claim arises out of, or relates to (a) the breach by Zomedica of any covenant, representation or warranty contained in this Agreement, (b) any use, offer for sale, sale or importation of any Product containing a BAW Sensor, including any product liability or personal injury arising from or relating to any Product containing a BAW Sensor used, offered for sale, sale or imported by or on behalf of Zomedica or any of its Affiliates or sublicensees, (c) the gross negligence or willful misconduct of any Zomedica Indemnified Party or (d) any violation of Applicable Law by any Zomedica Indemnified Party. Notwithstanding the foregoing, Zomedica will have no liability to Qorvo under this Section9.2 to the extent Qorvo is obligated to indemnify Zomedica for any such matter pursuant to Section9.1 or Section9.3 of this Agreement.

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9.3. Indemnification for Infringement. [***].

9.4. Indemnification Procedure. If either Party is seeking indemnification under Section9.1, Section9.2 or Section9.3 (the “Indemnified Party”), it will inform the other Party (the “Indemnifying Party”) of the Third-Party Claim giving rise to such indemnification obligations within fifteen (15) days after receiving written notice of the Third-Party Claim (it being understood and agreed, however, that the failure or delay by an Indemnified Party to give such notice of a Third-Party Claim will not affect the Indemnifying Party’s indemnification obligations hereunder except to the extent the Indemnifying Party will have been actually and materially prejudiced as a result of such failure or delay to give notice). The Indemnifying Party will have the right to assume the defense of any such Third-Party Claim for which it is obligated to indemnify the Indemnified Party. The Indemnified Party will cooperate with the Indemnifying Party and the Indemnifying Party’s insurer as the Indemnifying Party may reasonably request, and at the Indemnifying Party’s cost and expense. The Indemnified Party will have the right to participate, at its own expense and with counsel of its choice, in the defense of any Third-Party that has been assumed by the Indemnifying Party. Neither Party will have the obligation to indemnify the other Party in connection with any settlement made without the Indemnifying Party’s written consent, which consent will not be unreasonably withheld, conditioned, or delayed. The Indemnifying Party will not admit liability of the Indemnified Party without the Indemnified Party’s prior written consent, which consent will not be unreasonably withheld, conditioned, or delayed. If the Parties cannot agree as to the application of Section9.1, Section9.2 or Section9.3 as to any Third-Party Claim, then the Parties may conduct separate defenses of such Third-Party Claims, with each Party retaining the right to claim indemnification from the other Party in accordance with Section9.1, Section9.2 or Section9.3, as applicable, upon resolution of the underlying Third-Party Claim. Notwithstanding anything to the contrary herein, Qorvo shall have the sole right to defend against any Third Party claim brought against a Qorvo Indemnified Party alleging any infringement, misappropriation or other violation of such Third Party’s Intellectual Property Rights.

9.5. Limitation of Liability.

9.5.1. SUBJECT TO SECTION 9.5.3, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND (INCLUDING ANY LOSS OF REVENUE, LOSS OF GOODWILL, LOSS OF BUSINESS OPPORTUNITY, LOSS OF PROFITS OR LOSS OF DATA, IN EACH CASE, TO THE EXTENT CONSTITUTING INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES), IN ALL SUCH CASES ARISING IN ANY MANNER FROM THIS AGREEMENT OR THE PERFORMANCE OR NONPERFORMANCE OF OBLIGATIONS HEREUNDER REGARDLESS OF THE FORESEEABILITY THEREOF.

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9.5.2. SUBJECT TO SECTION 9.5.3, THE TOTAL AGGREGATE LIABILITY OF EITHER PARTY TO THE OTHER PARTY FOR ANY LOSS OR DAMAGE ARISING IN CONNECTION WITH THIS AGREEMENT (INCLUDING ANY LIABILITY FOR WHICH A PARTY HAS INDEMNIFICATION OBLIGATIONS UNDER SECTION 9.1, SECTION 9.2 OR SECTION 9.3) SHALL NOT EXCEED [***].

9.5.3. THE LIMITATIONS OF LIABILITY IN SECTIONS 9.5.1 AND 9.5.2 SHALL NOT APPLY TO ANY RIGHTS, LOSSES, DAMAGES OR REMEDIES A PARTY MAY HAVE RELATING TO [***].

9.5.4. IN THE EVENT THAT A PARTY (THE “CLAIMING PARTY”) IS ENTITLED TO MAKE ANY CLAIM FOR ANY LOSS OR DAMAGE UNDER (A) THIS AGREEMENT AND (B) THE TRANSITION AND SUPPORT AGREEMENT AND/OR LICENSE AGREEMENT, NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS ENTITLING SUCH CLAIMING PARTY ANY RIGHT TO CLAIM SUCH LOSS OR DAMAGE UNDER THIS AGREEMENT TO THE EXTENT THAT SUCH CLAIMING PARTY HAS MADE A CLAIM FOR SUCH LOSS OR DAMAGE UNDER THE TRANSITION AND SUPPORT AGREEMENT OR LICENSE AGREEMENT (INCLUDING WHERE THE OTHER PARTY SATISFIES ITS INDEMNIFICATION OBLIGATIONS FOR SUCH LOSS OR DAMAGE UNDER THE TRANSITION AND SUPPORT AGREEMENT OR LICENSE AGREEMENT) (IT BEING UNDERSTOOD THAT THIS CLAUSE IS INTENDED TO LIMIT THE CLAIMING PARTY FROM MAKING MORE THAN ONE CLAIM FOR THE SAME LOSS OR DAMAGE).

9.6. Insurance. Each Party agrees to maintain during the Term and for [***] thereafter, at its own expense, an adequate liability insurance or self-insurance program (including product liability insurance) to protect against potential liabilities and risk arising out of activities to be performed under this Agreement, and any agreement related hereto, and upon such terms (including coverages, deductible limits and self-insured retentions) as are customary in the veterinary medicine industry for the activities to be conducted by or on behalf of a Party under this Agreement. Each Party will be named as an additional insured under such policies of the other Party, and each Party will provide, at the other Party’s request, a certificate of insurance evidencing its obligations hereunder. Each Party will provide the other Party with thirty (30) days’ written notice of cancellation, modification or termination of such insurance.

10. Term and Termination

10.1. Term. The term of this Agreement will commence on the Effective Date and, unless earlier terminated pursuant to this Article10, will automatically expire upon the expiration or termination of the License Agreement (the “Term”).

10.2. Termination upon Discontinuance. Subject to Qorvo’s obligations under Section4.2, Qorvo may terminate this Agreement with respect to any or all BAW Sensors upon the Discontinuance of such BAW Sensor(s) in its sole discretion.

10.3. Termination for Convenience. Subject to Section11.1.3, Zomedica may terminate this Agreement at any time upon [***] days’ prior written notice to Qorvo.

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10.4. Termination for Cause. Either Party may, without prejudice to any other rights it may have, terminate this Agreement by providing written notice to the other Party if the other Party breaches any of its representations, warranties or obligations under this Agreement and fails to cure such breach within [***] days after receiving written notice thereof from the non-breaching Party, provided that if the alleged breaching Party disputes in good faith the existence or materiality of any such breach specified in the notice provided by the other Party, and the alleged breaching Party provides notice of such dispute within such [***] day cure period then [***] day cure period will be tolled during the pendency of such dispute and the Party alleging such breach will not have the right to terminate this Agreement unless and until such dispute is resolved.

10.5. Failure to Pay. Notwithstanding anything to the contrary in this Agreement, if Zomedica does not pay in cash in full any of the amounts payable to Qorvo pursuant to Section2.5 or 6.2 within [***] days after the date Qorvo notifies Zomedica that such payment is past due, then this Agreement may be terminated immediately by Qorvo by providing written notice to Zomedica.

10.6. Termination for Insolvency. Either Party may terminate this Agreement by written notice in the event that either Party: (a) becomes insolvent, (b) suffers a receiver or trustee to be appointed for it or any part of its property, (c) makes a general assignment for the benefit of its creditors, (d) institutes any proceeding under any law relating to bankruptcy or insolvency or the reorganization or relief of debtors, or (e) has an involuntary proceeding filed against it under any law relating to bankruptcy or insolvency or the reorganization or relief of debtors that remains unopposed for a period of [***] days.

10.7. Termination for Termination of License Agreement. Upon any termination of the License Agreement, this Agreement will immediately and automatically terminate in its entirety and be of no further force or effect.

11. Effects of Expiration or Termination

11.1. Effect of Expiration or Termination.

11.1.1. Upon any expiration or termination of this Agreement, and subject to Section 11.2, each Party’s rights and obligations hereunder will terminate, provided that neither Party will be released from any obligation that accrued prior to the effective date of such expiration or termination, and such expiration or termination will not relieve a Party from obligations that are expressly indicated to survive the expiration or termination of this Agreement.

11.1.2. Within [***] days of the expiration or termination of this Agreement for any reason, each Party will return to the other Party all materials provided to it by the other Party hereunder, including all Confidential Information and all copies or embodiments thereof in their possession, and will destroy or render unusable all other Confidential Information and copies thereof which for any reason cannot be delivered to the Party that disclosed the Confidential Information. In such event, an authorized representative of the Party that received the Confidential Information will certify in writing to the other Party that all Confidential Information has been destroyed or delivered to the Party that originally disclosed it. Notwithstanding the foregoing, the Recipient is not obligated to destroy electronic copies of Confidential Information maintained in the ordinary course of business and may retain a copy in its legal files for purposes of demonstrating compliance with this Agreement. Any such retained copies shall remain subject to the obligations of confidentiality set forth in this Agreement as long as they remain in the possession of the Recipient.

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11.1.3. In the event that this Agreement is terminated by Zomedica pursuant to Section 10.3, Zomedica shall remain obligated to purchase the quantities of BAW Sensors set forth for the first [***] months of the then-current Forecast.

11.1.4. In the event that this Agreement is terminated by Qorvo pursuant to Section 9.3, [***]. For the avoidance of doubt, Qorvo’s obligation to supply BAW Sensors shall immediately terminate upon Qorvo’s exercise of its termination right pursuant to Section 9.3 and Zomedica shall have no right to purchase any additional quantity of BAW Sensors pursuant to Section 4.2.

11.2. Survival. All rights and obligations of the Parties that, by their nature must survive the expiration or termination of this Agreement to give effect to their intent will continue until fully performed, including without limitation, the provisions of Articles 1, 7, 11 and 12 and Sections6.3, 6.4, 8.6, 8.7, 9.1, 9.2, 9.3, 9.4 and 9.5.

12. Miscellaneous

12.1. Notice. All notices and demands of any kind pursuant to this Agreement which either Party may be required or desire to serve upon the other will be in writing and will be delivered by personal service or by mail, commercial overnight courier, telegram or email, at the address or email address of the receiving Party set forth below (or at such different addresses or email address as may be designated by such Party by written notice to the other Party). All notices or demands by mail or courier will be postage prepaid and will be deemed given upon receipt. All notices or demands by email will be deemed given upon dispatch (provided there is no “bounce-back” error message received).

If to Qorvo:

Qorvo Biotechnologies, LLC

c/o Qorvo, Inc.

7628 Thorndike Road

Greensboro, NC 27409

Attention: General Counsel

Email: J.K.Givens@qorvo.com

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

1600 El Camino Real

Menlo Park, CA 94025

Attention: Paul Scrivano and David Bauer

E-mail: Paul.Scrivano@davispolk.com and David.Bauer@davispolk.com

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If to Zomedica or Zomedica Corp.:

Zomedica Inc.

100 Phoenix Drive, Suite 190

Ann Arbor, MI 48108

Attention: General Counsel

E-mail:   kdehaanfullerton@zomedica.com

with a copy (which shall not constitute notice) to:

Dickinson Wright

1850  N. Central Avenue, Suite 1400

Phoenix, AZ  85004

Attention:              Bradley J. Wyatt

E-mail: BWyatt@dickinson-wright.com

12.2. Assignment.

12.2.1. Zomedica may not assign, transfer or otherwise convey this Agreement, whether voluntarily, by operation of law or otherwise, without the prior written consent of Qorvo. Zomedica will provide Qorvo with written notice at least [***] days in advance of any direct assignment, transfer or other conveyance of this Agreement; provided, however, that Zomedica shall not be required to provide such notice to Qorvo in the event of a Change of Control of Zomedica or merger, consolidation, conversion, domestication, share exchange or sale or exchange of a majority of the voting capital stock or consolidated assets of Zomedica.

12.2.2. Qorvo may not directly assign this Agreement, without the prior written consent of Zomedica, such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that such requirement for consent shall not apply to, and no such consent is required in the event of, a Change of Control of Qorvo or merger, consolidation, conversion, domestication, share exchange with or involving Qorvo or the sale, transfer or exchange of a majority of the voting capital stock or consolidated assets of Qorvo, or the sale, transfer or assignment by Qorvo of all or substantially all of Qorvo’s business relating to the BAW Sensors (it being understood that, for the avoidance of doubt, none of the transactions described in this proviso shall constitute a direct assignment). Qorvo will provide Zomedica with written notice at least thirty (30) days in advance of any direct assignment of this Agreement; provided, however, that such requirement to provide written notice shall not apply to, and Qorvo shall not be required to provide such notice in the event of, a Change of Control of Qorvo or merger, consolidation, conversion, domestication, share exchange with or involving Qorvo or the sale, transfer or exchange of a majority of the voting capital stock or consolidated assets of Qorvo, or the sale, transfer or assignment by Qorvo of all or substantially all of Qorvo’s business relating to the BAW Sensors (it being understood that, for the avoidance of doubt, none of the transactions described in this proviso shall constitute a direct assignment). Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall prevent Qorvo from, or require any notice to or consent from Zomedica with respect to, Qorvo assigning, transferring or conveying this Agreement to an Affiliate of Qorvo.

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12.2.3. In the event of any direct assignment by either Party of this Agreement, the assignee shall agree to be bound by the terms and conditions of this Agreement. This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Any purported direct assignment in violation of this Section 12.2 will be null, void, and of no legal effect.

12.3. Performance by Affiliates and Subcontractors. Each Party may perform some or all of its obligations under this Agreement through Affiliates; provided, however, that each Party will remain responsible for and be a guarantor of the performance by its Affiliates and will cause its Affiliates to comply with the applicable provisions of this Agreement in connection with such performance. Each Party hereby expressly waives any requirement that the other Party exhaust any right, power or remedy, or proceed against an Affiliate, for any obligation or performance hereunder prior to proceeding directly against such Party. Wherever in this Agreement the Parties delegate responsibility to Affiliates, the Parties agree that such entities may not make decisions inconsistent with this Agreement, amend the terms of this Agreement, or act contrary to its terms in any way. Each Party may perform some or all of its obligations under this Agreement through one or more subcontractors; provided, that (a) the subcontracting Party remains fully responsible for the work allocated to, and payment to, such subcontractors to the same extent it would if it had done such work itself and (b) the subcontractor undertakes in writing obligations of confidentiality and non-use applicable to the Confidential Information that are at least as stringent as those set forth in this Agreement. Each Party will ensure that each of its subcontractors accepts and complies with all of the applicable terms of this Agreement.

12.4. Non-Solicitation. During the term of, and for [***] [***] following the expiration of, the Transition and Support Agreement, neither Party will, directly or indirectly, solicit for hire any individual [***].

12.5. Guarantee. Zomedica Corp. hereby unconditionally, absolutely, continuously and irrevocably guarantees to Qorvo the full, complete and timely payment and performance by Zomedica of each and every obligation, covenant or agreement, and all of the liabilities of Zomedica, arising under this Agreement (collectively, the “Zomedica Guaranteed Obligations”), subject to [***]. Zomedica Corp.’s obligations under this Section12.5 are a continuing guarantee and shall remain in full force and effect until the satisfaction in full of all Zomedica Guaranteed Obligations. Zomedica Corp.’s obligations under this Section12.5 may not be revoked or terminated and shall remain in full force and effect and binding on Zomedica Corp. until the complete, irrevocable, and indefeasible payment and satisfaction in full of the Zomedica Guaranteed Obligations. No failure on the part of Qorvo to exercise, and no delay in exercising, any right, remedy or power under this Section12.5 or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise by Qorvo of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power.

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12.6. Independent Contractors; No Implied Duties. In making and performing this Agreement, the Parties act and will act at all times as independent contractors. Nothing in this Agreement will be construed to create a partnership, joint venture or agency relationship between the Parties, and at no time will either Party make any commitments or incur any charges or expenses or be responsible for payment of salary, including, except as provided in Section 6, any applicable withholding of income taxes and social security, worker’s compensation, disability benefits and the like, for or in the name of the other Party. Neither Party will have any fiduciary duty to the other Party as a result of the relationship contemplated in this Agreement.

12.7. Governing Law; Jurisdiction; Venue. This Agreement and the performance hereunder will be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York located in New York County, New York, and the United States District Court for the Southern District of New York for the purpose of any claim, controversy, action, cause of action, suit, or litigation (“Action”) between the Parties arising in whole or in part under or in connection with this Agreement. Each Party hereby waives and agrees not to assert in any such Action any claim that is not subject personally to jurisdiction in the above-named courts or that any such Action brought in one of the above-named courts should be dismissed on grounds of forum non-conveniens or should be transferred or removed from any of the above-named courts. Each Party agrees not to commence any Action other than before the above-named courts, other than for the sole purpose of enforcing an order or judgment issued by one of the above-named courts. Each Party agrees that for any Action between the Parties arising in whole or in part under or in connection with this Agreement, such Party will bring such Action only in New York City, New York. Each Party waives and will not assert any claim that venue should not properly lie in any location other than New York County, New York.

12.8. Service of Process. Each Party irrevocably waives any objections or immunities to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or relating to this Agreement or the transactions contemplated hereby which is instituted in any such court. The Parties agree that service of process may also be effected by certified or registered mail, return receipt requested, or by reputable overnight courier service, directed to the other Party at the addresses set forth herein in Section12.1, and service so made shall be completed when received.

12.9. Force Majeure. Neither Party will be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performance of its obligations under this Agreement to the extent that such performance is caused by or results from causes beyond reasonable control of the affected Party and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse will be continued so long as the condition constituting force majeure continues and the nonperforming Party makes reasonable efforts to remove the condition. For purposes of this Agreement, force majeure will include conditions beyond the reasonable control of the Parties, including an act of God, war (whether war be declared or not), civil commotion, terrorist act, labor strike or lock-out, epidemic, pandemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe. Notwithstanding the foregoing, a Party will not be excused from making payments owed hereunder because of a force majeure affecting such Party.

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12.10. Equitable Relief. Notwithstanding anything to the contrary set forth in this Agreement, the Parties each stipulate and agree that (a) the other Party’s Confidential Information includes highly sensitive trade secret information, (b) a breach of Article7 by a Party with respect to such information may cause irrevocable harm for which monetary damages would not provide a sufficient remedy, and (c) in such case of a breach of Article7, the non-breaching Party will be entitled to seek equitable relief (including temporary or permanent restraining orders, specific performance or other injunctive relief) from any court of competent jurisdiction. In addition, and notwithstanding anything to the contrary set forth in this Agreement, in the event of any other actual or threatened breach hereunder, the aggrieved Party may seek equitable relief (including temporary or permanent restraining orders, specific performance or other injunctive relief) from any court of competent jurisdiction.

12.11. Remedies. All remedies available to a Party hereunder are cumulative, and may, to the extent permitted by Applicable Law and not expressly excluded hereunder, be exercised concurrently or separately. The exercise by a Party of any one remedy will not be deemed to be an election of such remedy or to preclude the exercise of any other remedy.

12.12. Amendment and Waiver. No failure or delay on the part of any Party in exercising any right, power or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any such right, power or remedy preclude any other of further exercise thereof or the exercise of any other right, power or remedy. Any amendment, supplement or modification of or to any provision of this Agreement and any waiver of any provision of this Agreement will be effective (a) only if it is made or given in writing and signed by all Parties and (b) only in the specific instance and for the specific purpose for which made or given.

12.13. Compliance with Law. Each Party covenants to the other Party that it will comply with all Applicable Law in exercising its rights and in carrying out its duties and obligations set forth in this Agreement.

12.14. Further Assurances. Each Party will take those actions reasonably requested of it and will provide any additional assurance reasonably necessary, to accomplish the terms of this Agreement.

12.15. Disclosure of Terms of Agreement. Except as permitted under Section7.3, neither Party will make public any of the terms of this Agreement that constitute Confidential Information except as mutually agreed with the other Party.

12.16. Construction. Except where the context expressly requires otherwise, (a) the use of any gender herein will be deemed to encompass references to either or both genders, and the use of the singular will be deemed to include the plural (and vice versa), (b) the words “include,” “includes,” and “including” will be deemed to be followed by the phrase “without limitation,” (c) the word “will” will be construed to have the same meaning and effect as the word “shall,” (d) any definition of or reference to any agreement, instrument, or other document herein will be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any person will be construed to include the person’s successors and assigns, (f) the words “herein,” “hereof,” and “hereunder” and words of similar import, will each be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections and Exhibits will be construed to refer to Articles, Sections and Exhibits of this Agreement, (h) the word “notice” means notice in writing (whether or not specifically stated) and will include notices, consents, approvals and other written communications contemplated under this Agreement, (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent,” “approve,” or the like will require that such agreement, consent, or approval be specific and in writing, whether by written agreement, letter, approved minutes, or otherwise (but excluding e-mail and instant messaging), (j) references to any specific law, rule or regulation, or section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, and (k) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or.”

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12.17. Interpretation. The Parties acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party will not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement will be construed fairly as to each Party and not in a favor of or against either Party, regardless of which Party was generally responsible for the preparation of this Agreement.

12.18. Severability. If any of the provisions of this Agreement will be held by a court or other tribunal of competent jurisdiction to be invalid or unenforceable, then the remaining provisions of this Agreement will remain in full force and effect. The Parties will then endeavor to replace such invalid or unenforceable provision with a valid, enforceable clause that is closest to the contents of such invalid or unenforceable provision.

12.19. Entire Agreement. This Agreement, including the Exhibits attached hereto, along with the License Agreement and Transition and Support Agreement, constitutes the entire agreement between the Parties with respect to its subject matter and supersedes all prior agreements, understandings, commitments, negotiations, and discussions with respect thereto, whether oral or written. In particular, and without limitation, this Agreement, along with the License Agreement and Transition and Support Agreement, supersedes and replaces the NDA, Development and Supply Agreement and any and all term sheets relating to the transactions contemplated by this Agreement and exchanged between the Parties prior to the Effective Date.

12.20. Counterparts. This Agreement may be executed in any number of counterparts, and execution by each of the Parties of any one of such counterparts will constitute due execution of this Agreement. Each such counterpart hereof will be deemed to be an original instrument and all such counterparts together will constitute but one agreement. Signatures may be exchanged by scanned PDF or executed electronically, which will have the same effectiveness as original signatures.

[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, the Parties hereto have caused this BAW Sensor Supply Agreement to be executed by their duly authorized representatives as of the Effective Date.

Qorvo Biotechnologies, LLC	Zomedica Inc.
Signature:	Signature:
Name:	Name:
Title:	Title:

Solely for purposes of Section 12.5 hereof: Zomedica Corp.
Signature:
Name:
Title:

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